UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2019

Starwood Property Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-34436 (Commission File Number)	27-0247747 (IRS Employer Identification No.)

591 West Putnam Avenue Greenwich, CT	06830
(Address of principal	(Zip Code)
executive offices)

Registrant’s telephone number, including area code: (203) 422-7700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.             Entry into a Material Definitive Agreement.

Amended and Restated Wells Fargo Repurchase Agreement

On April 10, 2019, Starwood Property Trust, Inc. (the “Company”) and certain subsidiaries of the Company entered into a Sixth Amended and Restated Master Repurchase and Securities Contract (the “Wells Fargo Repurchase Agreement”) among Starwood Property Mortgage Sub-2, L.L.C., Starwood Property Mortgage Sub-2-A, L.L.C. and SPT CA Fundings 2, LLC, each an indirect wholly-owned subsidiary of the Company, as sellers, and Wells Fargo, National Association, as buyer, which amended and restated that certain Fifth Amended and Restated Master Repurchase and Securities Contract among the parties, dated as of September 16, 2016 (the “Prior Agreement”), filed with the Securities and Exchange Commission (“SEC”) as Exhibit 10.1 of the Company’s Quarterly Report on Form 10-Q filed May 9, 2017.  The Wells Fargo Repurchase Agreement, among other things, extended the initial maturity date of the financing facility evidenced by the Prior Agreement to April 10, 2021, which initial maturity date is subject to three one-year extension options.

Amendment to Credit Agreement

On April 11, 2019, the Company and certain subsidiaries of the Company entered into an amendment (the “Amendment”) to that certain Third Amended and Restated Credit Agreement, dated as of February 28, 2018, among Starwood Property Mortgage Sub-10, L.L.C. and Starwood Property Mortgage Sub-10-A, L.L.C., as borrowers, the Company and certain subsidiaries of the Company as guarantors, the lenders from time to time party thereto and Bank of America, N.A., as administrative agent for the lenders, as previously amended by the First Amendment, dated as of August 1, 2018 (the “Credit Agreement”), filed with the SEC as Exhibit 10.1 of the Company’s Quarterly Report on Form 10-Q/A filed January 7, 2019).  The Amendment, among other things, (i) extended the initial maturity date of the revolving credit facility evidenced by the Credit Agreement to April 11, 2022, which initial maturity date is subject to two one-year extension options, and (ii) modified the financial covenant requiring that the ratio of total indebtedness to total assets of the Company shall not be greater than 0.8 to 1.0.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 16, 2019	STARWOOD PROPERTY TRUST, INC.

	By:	/s/ Andrew J. Sossen
	Name:	Andrew J. Sossen
	Title:	Chief Operating Officer and General Counsel